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                                                                    EXHIBIT 10.3

                     THIRD AMENDMENT TO CREDIT AGREEMENT

    THIS THIRD AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") made as of the 17th day of March, 1995 by and among Tide West Trading & Transport Company, an Oklahoma corporation ("Borrower"), and Union Bank,
Den norske Bank AS and Colorado National bank, as Lenders (collectively, "Lenders") and Union Bank, as Agent (in such capacity, "Agent"),


                        W  I  T  N  E  S  S  E  T  H:

    WHEREAS, Borrower, Lenders and Agent have entered into that certain Credit Agreement dated as of December 20, 1993, as amended by that certain First Amendment to Credit Agreement dated as of December 19, 1994 and that certain Second Amendment to Credit Agreement dated as of February 17, 1995 (as so amended, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make loans to Borrower as therein provided; and

    WHEREAS, Borrower, Lenders and Agent desire to amend the Original Agreement for the purposes expressed herein;

    NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                  ARTICLE I.

                          Definitions and References
                          --------------------------

    (S) 1.1 Terms Defined in the Original Agreement. Unless the context
            ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

    (S) 1.2. Other Defined Terms. Unless the context otherwise requires,
             -------------------
the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

        "Amendment" means this Third Amendment to Credit Agreement.
         ---------

        "Credit Agreement" means the Original Agreement as amended hereby.
         ----------------



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                                 ARTICLE II.

                       Amendments to Original Agreement
                       --------------------------------

    (S) 2.1. Defined Terms. The definition of "Maturity Date" in Section
             -------------
1.01. of the Original Agreement is hereby amended in its entirety to read as follows:

             "`Maturity Date' means April 17, 1995."
               -------------

                                 ARTICLE III.

                Effective Date; Representations and Warranties
                ----------------------------------------------

    (S) 3.1. Effective Date. This Amendment shall become effective as of
             --------------
the date first above written when and only when Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by Borrower.

    (S) 3.2. Representations and Warranties of Borrower. In order to induce
             ------------------------------------------
Lenders and Agent to enter into this Amendment, Borrower represents and warrants to Lenders and Agent that:

        (a) The representations and warranties contained in Article
    Five of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

        (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.

        (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

        (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and




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    binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

        (e) The audited annual Consolidated financial statements of Guarantor dated as of December 31, 1993 and the unaudited quarterly Consolidated financial statements of Guarantor dated as of September
    30, 1994 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Guarantor. Copies of such financial statements have heretofore been delivered to Agent. Since September 30, 1994, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Guarantor.

                                 ARTICLE IV.

                                Miscellaneous
                                -------------

    (S) 4.1. Ratification of Agreements. The Original Agreement as hereby
             --------------------------
amended is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders or Agent under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

    (s) 4.2. Survival of Agreements. All representations, warranties,
             ----------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or Guarantor hereunder or under the Credit Agreement to Lenders or Agent shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

    (S) 4.3. Loan Documents. This Amendment are each a Loan Document, and
             --------------
all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

    (S) 4.4. Governing Law. This Amendment shall be governed by and construed in
             -------------
accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.



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(S) 4.5. Counterparts. This Amendment may be separately executed in
         ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

    THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

    THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                       TIDE WEST TRADING & TRANSPORT COMPANY


                                       By: /s/ Philip B. Smith
                                           ------------------------------------
                                           Name: Philip B. Smith
                                           Title: President



                                       UNION BANK, as a Lender and as Agent



                                       By: /s/ Tony R. Weber
                                           ------------------------------------
                                           Name: Tony R. Weber
                                           Title: Vice President



                                       By: /s/ M. J. Tregoning
                                           ------------------------------------
                                           Name: M. J. Tregoning
                                           Title: SVP, Mgr.



                                       DEN NORSKE BANK AS



                                       By: /s/ Theodore S. Jadeck, Jr.
                                           ------------------------------------
                                           Name: Theodore S. Jadeck, Jr.
                                           Title: SVP



                                       By: /s/ Fran Meyers
                                           ------------------------------------
                                           Name: Fran Meyers
                                           Title: Vice President



                                       COLORADO NATIONAL BANK



                                       By: /s/ Kathryn A. Gardner
                                           ------------------------------------
                                           Name: Kathryn A. Gardner
                                           Title: Vice President


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                            CONSENT AND AGREEMENT
                            ---------------------

     Tide West Oil Company, a Delaware corporation, hereby consents to the provisions of this Amendment and the transactions contemplated herein, and thereby ratifies and confirms the Guaranty Agreement dated as of December 20, 1993, made by it for the benefit of Lenders, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


                                       TIDE WEST OIL COMPANY


                                       By: /s/ Philip B. Smith
                                           -------------------------------------
                                           Name: Philip B. Smith
                                           Title: President


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